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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT dated as of May 11, 2005 (the "AGREEMENT", and such date the "CLOSING DATE") among THE GREENBRIER COMPANIES, INC., a Delaware corporation (the "COMPANY") and the guarantors listed on the signature page of this Agreement (the "GUARANTORS"), and Banc of America Securities LLC and Bear Stearns & Co. Inc. (collectively, the "INITIAL PURCHASERS").

      This Agreement is made pursuant to the Purchase Agreement dated May 5, 2005 among the Company, the Guarantors and the Initial Purchasers (the "PURCHASE AGREEMENT"), which Agreement provides for the issue and sale by the Company to the Initial Purchasers of $175,000,000 aggregate principal amount of the Company's 8-3/8% Senior Notes due 2015 (the "NOTES"), which Notes are guaranteed by the Guarantors (the "GUARANTEES"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto covenant and agree as follows:

      1. DEFINITIONS.

            As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time.

            "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "BROKER PROSPECTUS PERIOD" shall mean a period of at least 365 days after the consummation of the Exchange Offer during which the Company shall make a prospectus meeting the requirements of the 1933 Act available to all Participating Broker Dealers for use in connection with any resale of any Exchange Notes acquired in the Exchange Offer.

            "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

            "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

            "EXCHANGE NOTES" shall mean the 8-3/8% Senior Notes due 2015 to be issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Notes in all material respects (except for references to certain interest rate provisions, restrictions

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on transfers and restrictive legends), to be offered to Holders of Notes in exchange for Transfer Restricted Securities pursuant to the Exchange Offer.

      "EXCHANGE OFFER" shall mean an offer to the Holders pursuant to Section
2.1 hereof to exchange Transfer Restricted Securities for Exchange Notes.

      "EXCHANGE OFFER REGISTRATION" shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

      "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

      "EXCHANGE PERIOD" shall have the meaning set forth in Section 2.1 hereof.

      "HOLDER" shall mean an Initial Purchaser, for so long as it owns any Transfer Restricted Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Notes for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

      "INDENTURE" shall mean the Indenture dated as of May 11, 2005, among the Company, the Guarantors, and U.S. Bank National Association as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

      "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.

      "LIQUIDATED DAMAGES" shall have the meaning set forth in Section 2.5 hereof.

      "MAJORITY HOLDERS" shall mean the Holders of a majority in aggregate principal amount of Outstanding (as defined in the Indenture) Transfer Restricted Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company and other obligors on the Notes or any Affiliate (as defined in the Indenture) of the Company or any Guarantor shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

      "NOTES" shall have the meaning set forth in the preamble hereof.

      "PARTICIPATING BROKER-DEALER" shall mean any of the Initial Purchasers and any other broker-dealer which makes a market in the Notes and exchanges Transfer Restricted Securities in the Exchange Offer for Exchange Notes.

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      "PERSON" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post effective amendments, and in each case including all material incorporated by reference therein.

      "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" that is required to be retained by any holder of Transfer Restricted Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Transfer Restricted Securities and any filings with the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and the Guarantors and of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee (including the reasonable fees and disbursements of its counsel), and any escrow agent or custodian, and (viii) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company and the Guarantors in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

      "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Exchange Notes or Transfer Restricted Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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      "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

      "SHELF REGISTRATION" shall mean a registration effected pursuant to
Section 2.2 hereof.

      "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2.2 of this Agreement which covers Transfer Restricted Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "TIA" shall have the meaning set forth in Section 2.1 hereof.

      "TRANSFER RESTRICTED SECURITIES" shall mean the Notes; provided, however, that the Notes shall cease to be Transfer Restricted Securities when (i) such Transfer Restricted Security has been exchanged by a person (other than a Participating Broker-Dealer) for an Exchange Note in the Exchange Offer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Transfer Restricted Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who received from such Participating Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) such Transfer Restricted Security has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement, (iv) such Transfer Restricted Security is eligible for distribution to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or (v) such Transfer Restricted Security ceases to be outstanding.

      "TRUSTEE" shall mean the trustee with respect to the Notes under the Indenture.

      2. REGISTRATION UNDER THE 1933 ACT.

            2.1 EXCHANGE OFFER. To the extent not prohibited by any applicable law or applicable interpretations of the staff of the SEC, the Company and the Guarantors shall, for the benefit of the Holders, (A) file the Exchange Offer Registration Statement with the SEC on or prior to the 90th day following the Closing Date, which Exchange Offer Registration Statement shall be on an appropriate form under the 1933 Act and shall relate to a proposed Exchange Offer and the issuance and delivery to the Holders who so elect, in exchange for the Transfer Restricted Securities of a like principal amount of Exchange Notes,
(B) use their best efforts to have the Exchange Offer Registration Statement declared effective by the SEC under the 1933 Act on or prior to the 180th day following the Closing Date, (C) commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective, (D) keep the Exchange Offer open for acceptance for not less than 20 business days after notice thereof is mailed to Holders (or longer if required by applicable law) (such period referred to herein as the "EXCHANGE PERIOD") and consummate the Exchange Offer no later than 40 business days following the date on which the Exchange Offer Registration Statement is declared effective by the SEC, (E) use their best efforts to issue, promptly after the end of the Exchange Period,

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Exchange Notes in exchange for all Transfer Restricted Securities that have been properly tendered for exchange during the Exchange Period and (F) use their best efforts to maintain the effectiveness of the Exchange Offer Registration Statement during the Exchange Period and thereafter until such time as the Company has issued Exchange Notes in exchange for all Transfer Restricted Securities that have been properly tendered for exchange during the Exchange Period. The Exchange Notes will be issued under the Indenture.

            As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company that (a) it is not an affiliate of the Company or the Guarantors within the meaning of Rule 405 under the 1933 Act, (b) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (c) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, (d) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Transfer Restricted Securities acquired as a result of market-making or other trading activities, that such broker-dealer will deliver a prospectus in connection with any resale of such Exchange Notes, and (e) it has no arrangements or understandings with any Person to participate in the distribution of the Transfer Restricted Securities or the Exchange Notes. In connection with the Exchange Offer, the Company and the Guarantors shall additionally:

            (a) utilize the services of the Depositary for the Exchange Offer;

            (b) permit Holders to withdraw tendered Transfer Restricted Securities at any time prior to 5:00 p.m. (Eastern Standard Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Notes exchanged;

            (c) notify each Holder that any Transfer Restricted Securities not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement or accrue any additional interest pursuant to Section 2.5 hereof (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

            (d) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

      The Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Exchange Notes and the Notes shall vote and consent together on all matters as one class and neither the Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

      As soon as practicable after the close of the Exchange Offer, the Company and the Guarantors shall:

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            (i) accept for exchange all Transfer Restricted Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

            (ii) deliver to the Trustee for cancellation all Transfer Restricted Securities so accepted for exchange; and

            (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Transfer Restricted Securities a principal amount of Exchange Notes equal to the principal amount of the Transfer Restricted Securities of such Holder so accepted for exchange.

      Interest on each Exchange Note, including Liquidated Damages, will accrue
(a) from the later of (i) the last date on which interest was paid on the Transfer Restricted Securities surrendered in exchange therefor or (ii) if the Transfer Restricted Securities are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (b) if no interest has been paid on the Transfer Restricted Securities, from the Closing Date. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, but not the obligation, to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

            2.2 SHELF REGISTRATION. If,

            (i) the Company or any Guarantor is not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC rules and regulations, or applicable interpretations of the staff of the SEC,

            (ii) for any other reason the Exchange Offer is not consummated within 222 days after the Closing Date, or

            (iii) any Holder notifies the Company in writing prior the 20th business day following consummation of the Exchange Offer that:

                  (1) such Holder is prohibited by law or SEC rules from
            participating in the Exchange Offer,

                  (2) such Holder may not resell or otherwise transfer the
            Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate for such resales by such Holder, or

                  (3) such Holder is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company,

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then in case of each of clauses (i) through (iii) the Company and the Guarantors shall promptly deliver to the Holders and the Trustee written notice thereof and shall, at their cost:

            (a) file with the SEC as promptly as practicable (and, in any event on or prior to the 45th day after such filing obligation arises) and thereafter shall use their best efforts to cause to be declared effective no later than 90 days after such filing obligation arises, a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities participating in the Shelf Registration and set forth in such Shelf Registration Statement; provided, however, that, if the obligation to file the Shelf Registration Statement arises because the Exchange Offer has not been consummated within 222 days after the Closing Date, the Company and Guarantors shall use their best efforts to file the Shelf Registration Statement as promptly as practicable after such date, and in any event prior to the 253rd day following the Closing Date,

            (b) use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended (including through post-effective amendments on Form S-3 if the Company is eligible to use such Form) in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Transfer Restricted Securities (the "EFFECTIVENESS PERIOD"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall, upon written request to the Company, be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein, and

            (c) notwithstanding any other provisions hereof, use their best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

            The Company and the Guarantors shall not permit any securities other than Transfer Restricted Securities to be included in the Shelf Registration Statement. The Company and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

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            2.3 EXPENSES. The Company and the Guarantors shall pay all
Registration Expenses in connection with the registration pursuant to Section
2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to the Shelf Registration Statement.

            2.4 EFFECTIVENESS. An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to be effective during the period of such interference, until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.

            2.5 LIQUIDATED DAMAGES. In the event that either,

            (a) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 90th calendar day following the Closing Date, or a Shelf Registration Statement is not filed with the SEC prior to the dates specified for such filing in Section 2.2 hereof;

            (b) the Exchange Offer Registration Statement has not been declared effective by the SEC under the 1933 Act on or prior to the 180th day following the Closing Date, or a Shelf Registration Statement is not declared effective by the SEC under the 1933 Act on or prior to the 90th day after such filing obligation arises,

            (c) the Exchange Offer is not consummated within 222 days after the Closing Date,

            (d) a Shelf Registration Statement is declared effective but thereafter, during the period for which the Company and the Guarantors are required to maintain the effectiveness of such Shelf Registration Statement, it ceases to be effective or usable in connection with the resale of the Notes covered by such Shelf Registration Statement, and such failure to remain effective or to be useable exists for more than 30 days (whether or not successive) within any 12-month period, or

            (e) the Exchange Offer Registration Statement is declared effective, but thereafter, during the Broker Prospectus Period, it ceases to be effective (or the Company or any Guarantor restricts the use of the prospectus included therein) and such failure to remain effective or to be useable exists for more than 30 days (whether or not successive) within any 12-month period (each such event referred to in these clauses (a) through (e) above, a "REGISTRATION DEFAULT"), then, the interest rate borne by the Transfer Restricted Securities shall be increased by one-half of one percent (0.50%) per annum with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such

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Registration Default, which rate will increase by an additional one half of one percent (0.50%) per annum at the beginning of each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, provided that the maximum aggregate increase in the interest rate on the Transfer Restricted Securities will in no event exceed one and one-half percent (1.50%) per annum (the "LIQUIDATED DAMAGES"). Following the cure of all Registration Defaults the accrual of Liquidated Damages will cease and the interest rate on the Transfer Restricted Securities will revert to the original rate. Notwithstanding the foregoing, any Registration Default specified in clause (a), (b) or (c) of this Section that relates to the Exchange Offer Registration Statement or the Exchange Offer shall be deemed cured at such time as the Shelf Registration Statement is declared effective by the SEC, or earlier upon the cure of the Registration Default described therein. Liquidated Damages shall be computed based on the actual number of days elapsed in each 90-day period while a Registration Default is continuing.

      The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "EVENT DATE"). Any Liquidated Damages due shall be payable on each interest payment date to the Holder of Notes with respect to which Liquidated Damages are due and owing. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date.

      3. REGISTRATION PROCEDURES.

            In connection with the obligations of the Company and the Guarantors with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Company and the Guarantors shall:

            (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act and the rules promulgated thereunder, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and
      (iv) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);

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            (c) in the case of a Shelf Registration, (i) notify each Holder of
      Transfer Restricted Securities to be covered thereby, at least five business days prior to filing, that a Shelf Registration Statement with respect to such Transfer Restricted Securities is being filed and advising such Holders that the distribution of such Transfer Restricted Securities will be made in accordance with the method selected by a majority in aggregate principal amount of the Holders of Transfer Restricted Securities participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Securities to be covered thereby and to each underwriter of an underwritten offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Transfer Restricted Securities; and (iii) do hereby consent to the use of the Prospectus or any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

            (d) use their reasonable best efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Transfer Restricted Securities covered by a Registration Statement and each underwriter of an underwritten offering of Transfer Restricted Securities shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Transfer Restricted Securities owned by such Holder; provided, however, that the Company and the Guarantors shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject them to general service of process or taxation in any such jurisdiction where they are not then so subject;

            (e) notify promptly each Holder of Transfer Restricted Securities under a Shelf Registration or any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements to a Registration Statement have become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Company and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar

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      agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities or the Exchange Notes, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

            (f) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution" which section shall be in customary form, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Transfer Restricted Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) do hereby consent to the use in accordance with applicable law of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

            "If the exchange offeree is a broker-dealer holding Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Notes received in respect of such Transfer Restricted Securities pursuant to the Exchange Offer;" and

(y) a statement to the effect that by a broker-dealer's making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Transfer Restricted Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;

            (g) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (h) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

            (i) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Transfer Restricted Securities;

            (j) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use their best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company and the Guarantors agree promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

            (k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers (and, in the case of a Shelf Registration, to the Holders of the Transferred Restricted Securities); and make representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers (and, in the case of a Shelf Registration, to the Holders of the Transferred Restricted Securities, available for discussion of such document; and the Company and the Guarantors shall not, at any time after the initial filing of a Registration Statement, file any Prospectus, or any amendment of or supplement to a Registration

      Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, or which the Initial Purchasers (and, in the case of a Shelf Registration, the Holders of the Transferred Restricted Securities) shall not have been previously advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration, the Majority Holders of the Transferred Restricted Securities or their counsel) shall reasonably object.

            (1) obtain a CUSIP number for all Exchange Notes or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Notes or the Transfer Restricted Securities, as the case may be, in a form eligible for deposit with the Depositary;

            (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Notes, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (n) in the case of a Shelf Registration, enter into such customary agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Transfer Restricted Securities and if so requested by the holders of such Transfer Restricted Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                  (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, as the Company and the Guarantors are able to make, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                  (ii) in connection with an underwritten registration, obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Transfer Restricted Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (iii) in connection with an underwritten registration, obtain
            "cold comfort" letters and updates thereof from the Company's and the Guarantors' independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use their reasonable best efforts to have such letter addressed to the selling Holders of Transfer Restricted Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                  (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Transfer Restricted Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                  (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                  (vi) deliver such documents and certificates as may be
            reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Transfer Restricted Securities being sold and the managing underwriters, if any.

The above shall be done at each closing under any underwriting or similar agreement as and to the extent required thereunder;

            (o) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Transfer Restricted Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing, all non-confidential financial and other records, pertinent corporate documents and properties of the Company or any Guarantor reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company and the Guarantors to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company and the Guarantors available for discussion of such documents as shall be reasonably requested by such persons;

            (p) in the case of a Shelf Registration, use their reasonable best efforts to cause all Exchange Notes to be listed on any securities exchange on which similar debt securities issued by the Company and the Guarantors are then listed if requested by the

      Holders of a majority in aggregate principal amount of such Transfer Restricted Securities covered by such Shelf Registration Statement, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Securities, if any;

            (q) in the case of a Shelf Registration, use their reasonable best efforts to cause the Exchange Notes to be rated by the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Shelf Registration Statement, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Securities, if any;

            (r) otherwise comply with all applicable rules and regulations of the SEC and make available to their security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11 (a) of the 1933 Act and Rule 158 thereunder; and

            (s) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

      In the case of a Shelf Registration Statement, the Company and the Guarantors may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Transfer Restricted Securities to furnish to the Company and Guarantors such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted Securities as the Company and Guarantors may from time to time reasonably request in writing.

      In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company or any Guarantor of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(iii) and/or Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, and, if so directed by the Company and Guarantors, such Holder will deliver to the Company and Guarantors (at its expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.

      If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Transfer Restricted Securities to be included in such offering and shall be acceptable to the Company and Guarantors. No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

            4. INDEMNIFICATION.

            (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an "UNDERWRITER") and each Person, if any, who controls any Initial Purchaser, Participating Broker-Dealer or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Notes or Transfer Restricted Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company and the Guarantors; and

                  (iii) against any and all expense whatsoever, as incurred
            (including the fees and disbursements of counsel chosen by any indemnified party), in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

            provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information concerning any Holder or Underwriter furnished to the Company by such Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); and provided, further, that the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes concerned, to the extent that a prospectus relating to such Notes was required to be delivered by such Holder or Participating Broker-Dealer under the 1933 Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the sale of such Notes to such person, a copy of such prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer.

            (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, the Guarantors, each of the directors of the Company and the Guarantors, each other Underwriter and the other selling Holders, and each Person, if any, who controls the Company, any Guarantor, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company and the Guarantors by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

            (c) Promptly after receipt by an indemnified party under subsection
      (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 4 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. The foregoing notwithstanding, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 4 or
      Section 5 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (A) such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (y) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      5. CONTRIBUTION.

      If the indemnification provided for in Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantors, on the one hand, and the Holders and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors, the Holders or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute pursuant to this Section 5 are several in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

      6. MISCELLANEOUS.

            6.1 RULE 144 AND RULE 144A. For so long as the Company and the Guarantors are subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company and the Guarantors covenant that they will file and furnish the reports required to be filed by them under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company and the Guarantors cease to be so required to file and furnish such reports, the Company and Guarantors covenant that they will upon the request of any Holder of Transfer Restricted Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and take such further action as any Holder of Transfer Restricted Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Transfer Restricted Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Transfer Restricted Securities, the Company and the Guarantors will deliver to such Holder a written statement as to whether they have complied with such requirements.

            6.2 NO INCONSISTENT AGREEMENTS. The Company and the Guarantors have not entered into, and the Company and the Guarantors will not after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company's or Guarantors' other issued and outstanding securities under any such agreements.

            6.3 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure.

            6.4 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6.4, which address initially, and until so changed, is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; and (b) if to the Company and the Guarantors, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6.4.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

            6.5 SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

            6.6 THIRD PARTY BENEFICIARIES. The Initial Purchasers (even if the Initial Purchasers are not Holders of Transfer Restricted Securities) shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Transfer Restricted Securities shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

            6.7 SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Sections 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and Guarantors' obligations under Sections
2.1 through 2.4 hereof.

            6.8 RESTRICTION ON RESALES. Until the expiration of two years after the original issuance of the Notes and the Guarantees, the Company and the Guarantors will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Notes and Guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Notes and Guarantees submit such Notes and Guarantees to the Trustee for cancellation.

            6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            6.10 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            6.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the state of New York without regard to the principles of conflict of laws thereof.

            6.12 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        THE GREENBRIER COMPANIES, INC.

                                        By: /s/ Larry G. Brady
                                            ------------------------------------
                                            Name: Larry G. Brady
                                            Title: Senior Vice President and CFO

                                        GREENBRIER-CONCARRIL, LLC

                                        By: /s/ Larry G. Brady
                                            ------------------------------------
                                            Name: Larry G. Brady
                                            Title: Vice President

                                        GREENBRIER LEASING CORPORATION

                                        By: /s/ Larry G. Brady
                                            ------------------------------------
                                            Name: Larry G. Brady
                                            Title: Vice President

                                        GREENBRIER LEASING LIMITED
                                        PARTNER, LLC
                                            By: Greenbrier Leasing Corporation,
                                                sole member and manager

                                        By: /s/ Larry G. Brady
                                            ------------------------------------
                                            Name: Larry G. Brady
                                            Title: Vice President

                                     GREENBRIER MANAGEMENT SERVICES, LLC
                                         By: Greenbrier Leasing Corporation,
                                         sole member and manager

                                     By: /s/ Larry G. Brady
                                         ---------------------------------------
                                         Name: Larry G. Brady
                                         Title: Vice President

                                     GREENBRIER LEASING, L.P.
                                         By: Greenbrier Management Services,
                                         LLC, General Partner
                                             By: Greenbrier Leasing Corporation,
                                             sole member

                                     By: /s/ Larry G. Brady
                                         ---------------------------------------
                                         Name: Larry G. Brady
                                         Title: Vice President

                                     GUNDERSON, INC.

                                     By: /s/ L. Clark Wood
                                         ---------------------------------------
                                         Name: L. Clark Wood
                                         Title: Chief Executive Officer

                                     GUNDERSON MARINE, INC.

                                     By: /s/ L. Clark Wood
                                         ---------------------------------------
                                         Name: L. Clark Wood
                                         Title: President

                                     GUNDERSON RAIL SERVICES, INC.

                                     By: /s/ Larry G. Brady
                                         ---------------------------------------
                                         Name: Larry G. Brady
                                         Title: Vice President

                                     GUNDERSON SPECIALTY PRODUCTS, LLC

                                         By: Gunderson, Inc., sole member and
                                         manger

                                     By: /s/ L. Clark Wood
                                         ---------------------------------------
                                         Name: L. Clark Wood
                                         Title: Chief Executive Officer

                                     AUTOSTACK CORPORATION

                                     By: /s/ Larry G. Brady
                                         ---------------------------------------
                                         Name: Larry G. Brady
                                         Title: Vice President

                                     GREENBRIER RAILCAR, INC.

                                     By: /s/ Larry G. Brady
                                         ---------------------------------------
                                         Name: Larry G. Brady
                                         Title: Vice President

CONFIRMED AND ACCEPTED,
      as of the date first above written:

BANC OF AMERICA SECURITIES LLC

By: /s/ Michael Browne
    -------------------------------------
    Name: Michael Browne
    Title: Managing Director

BEAR, STEARNS & CO. INC.

By: /s/ Mark Bearnstein
    -------------------------------------
    Name: Mark Bearnstein
    Title: Senior Managing Director